PRUDENTIAL MONEYMART ASSETS, INC.


                       Statement of Additional Information
                             Dated February 28, 1997

     Prudential MoneyMart Assets, Inc. (the Fund) is an open-end, diversified, management investment company whose investment objective is maximum current income consistent with stability of capital and maintenance of liquidity. The Fund pursues this objective by investing primarily in a portfolio of short-term money market instruments maturing within thirteen months of the date of acquisition. There can be no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 28, 1997, a copy of which may be obtained from the Fund upon request at the address or telephone number noted above.


                                TABLE OF CONTENTS

                                                                 CROSS-REFERENCE
                                                                    TO PAGE IN
                                                        PAGE        PROSPECTUS
                                                        ----        ----------
General Information and History                          B-2            15
Investment Objective and Policies                        B-2             7
Investment Restrictions                                  B-3            10
Suitability for Investors                                B-4            --
Calculation of Yield                                     B-5             7
Directors and Officers                                   B-5            10
Manager                                                  B-8            10
Distributor                                              B-10           11
Purchase and Redemption of Fund Shares                   B-11           15
Shareholder Investment Account                           B-13           23
Dividends                                                B-15           13
Net Asset Value                                          B-15           13
Portfolio Transactions                                   B-15           12
Taxes                                                    B-16           13
Custodian, Transfer and Dividend Disbursing Agent
  and Independent Accountants                            B-17           12
Financial Statements                                     B-18           --
Independent Auditors' Report                             B-27           --
Appendix A--Description of Ratings                       A-1            --
Appendix B--Information Relating to The Prudential       B-1            --
--------------------------------------------------------------------------------

================================================================================

MF108B

                         GENERAL INFORMATION AND HISTORY

      Effective March 1, 1996, the Fund's name changed from "Prudential-Bache MoneyMart Assets Inc." to "Prudential MoneyMart Assets, Inc."

                        INVESTMENT OBJECTIVE AND POLICIES

      The Fund's investment objective is maximum current income consistent with stability of capital and maintenance of liquidity. This objective is pursued by investing primarily in a portfolio of money market instruments maturing in thirteen months or less.

      Floating Rate and Variable Rate Securities. The Fund may purchase floating rate and variable rate securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate of interest is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

      Puts. The Fund may purchase instruments of the types described in its Prospectus under "How the Fund Invests--Investment Objective and Policies" together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for instruments with puts may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Securities and Exchange Commission (SEC) and subject to the supervision of the Board of Directors, the purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to the expiration date in the event the Fund's investment adviser revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Fund's investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

      The Fund values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

      Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with such brokers, dealers or financial institutions which present minimal credit risks. There is a credit risk associated with the purchase of puts in that the broker, dealer or financial institution might default on its obligation to repurchase an underlying security. In the event such a default should occur, the Fund is unable to predict whether all or any portion of any loss sustained could subsequently be recovered from the broker, dealer or financial institution.

      The Fund will invest no more than 5% of its total assets in securities issued by or subject to puts from the same institution. For purposes of this limitation, unconditional puts or guarantees with respect to a security will not be deemed to be issued by the institution providing the guarantee or put if the value of all securities held by the Fund and issued or guaranteed by the issuer providing the guarantee or put are limited to 10% of the Fund's total assets.

      Repurchase Agreements. The Fund participates in a joint repurchase account with other investment companies managed by Prudential Mutual Fund Management LLC pursuant to an order of the SEC. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Illiquid Securities. The Fund may not hold more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agree-ments which have a maturity of longer than seven days. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

      Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

                             INVESTMENT RESTRICTIONS

      The Fund invests primarily in money market instruments maturing in thirteen months or less. In connection with its investment objective and policies as set forth in the Prospectus, the Fund has adopted the following investment restrictions, none of which may be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares.

      The Fund may not engage in any of the practices described in paragraphs 1-13 below:

      1. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities.

      2. Purchase any securities (other than obligations of the U.S. Government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

      3. Purchase the securities of any one issuer, other than the U.S. Government or its agencies and instrumentalities, if more than 5% of the value of the Fund's total assets would be invested in securities of such issuer.

      4. Make cash loans except through the purchase of debt obligations and the entry into repurchase agreements permitted under "Investment Objective and Policies." The Fund may also engage in the practice of lending its securities only against fully comparable collateral. See paragraph 13 below.

      5. Borrow money, except from banks for temporary or emergency purposes and then only in amounts up to 10% of the value of the Fund's net assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate abnormally heavy redemption requests, if they should occur, or to permit the Fund to obtain short-term credits necessary for the settlement of transactions, and is not for investment purposes. Interest paid on borrowings is not available for investment by the Fund. Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component. The SEC has issued a release requiring, in effect, that the Fund maintain, in a segregated account with State Street Bank and Trust Company (State Street), liquid assets equal in value to the amount owed.

      6. Mortgage, pledge or hypothecate any assets, except in an amount up to 15% of the value of the Fund's net assets, but only to secure borrowings for temporary or emergency purposes as described in paragraph 5 above.

      7. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

      8. Act as an underwriter of securities.

      9. Purchase securities on margin, except for the use of short-term credit necessary for clearance of purchases or sales of portfolio securities, or make short sales of securities or maintain a short position.

      10. Purchase securities, other than obligations of the U.S. Government, its agencies or instrumentalities, of any issuer having a record, together with predecessors, of less than three years of continuous operations if, immediately after such purchase, more than 5% of the Fund's total assets would be invested in such securities.

      11. Make investments for the purpose of exercising control or management.

      12. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

      13. The Fund may lend its portfolio securities if such loans are secured continuously by collateral in cash maintained on a daily basis at an amount at least equal at all times to the market value of the securities loaned. The Fund must maintain the right to call such loans and to obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund continues to receive the equivalent of the interest paid by the issuer on the securities loaned and also has the right to receive the interest on investment of the cash collateral in short-term money market instruments. If the management of the Fund determines to make securities loans, the value of the securities loaned will not exceed 10% of the value of the Fund's total assets.

      Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the action is taken, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                            SUITABILITY FOR INVESTORS

      The Fund is designed primarily to provide a convenient means of investing short-term funds where the direct purchase of money market instruments may be impractical, uneconomical or undesirable.

      Money market instruments such as those to be purchased by the Fund are generally available only in denominations of $100,000 or more. Frequently, higher yields may be obtained by the purchase of instruments in blocks or denominations of $1,000,000, $5,000,000 or more. As compared with direct purchase, an investment in the Fund permits participation in such money market instruments while affording the advantage of diversification and a high degree of liquidity. Further, the Fund relieves the investor of most investment decisions and bookkeeping problems associated with the direct purchase of money market instruments, such as making numerous buy and sell decisions, scheduling maturities, reinvesting income, providing for safekeeping and investing in round lots.

      Although the Fund provides the advantage of diversification, there is still an inherent market risk due to the nature of the investment. If interest rates decline, then yield to shareholders will also decline. If there are unusually heavy redemption requests because of changes in interest rates or for any other reason, the Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. The Fund believes that its borrowing provision for abnormally heavy redemption requests would help to mitigate any adverse effects and would make the sale of its portfolio securities unlikely. When a shareholder redeems shares, it is possible that the redemption proceeds will be less than the amount invested.

      The Fund has developed special procedures to assist banks and other institutions choosing to establish multiple accounts. Banks should consult their legal advisers regarding state and federal laws applicable to the purchase of Fund shares for fiduciary accounts.

                              CALCULATION OF YIELD

      The Fund will prepare a current quotation of yield from time to time. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the share but excluding any capital changes. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund may also prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

      The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on any realized or unrealized gains and losses and changes in the Fund's expenses.

                             DIRECTORS AND OFFICERS

      Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below.

                            POSITION            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)   WITH FUND           DURING PAST FIVE YEARS
-------------------------   ---------           ----------------------

Edward D. Beach (72)        Director    President and Director of BMC Fund,
                                          Inc., a closed-end investment company;
                                          prior thereto, Vice Chairman of
                                          Broyhill Furniture Industries, Inc.;
                                          Certified Public Accountant; Secretary
                                          and Treasurer of Broyhill Family
                                          Foundation, Inc.; Chairman of the
                                          Board of Trustees of Mars Hill
                                          College; President, Treasurer and
                                          Director of First Financial Fund,
                                          Inc. and The High Yield Plus Fund,
                                          Inc.; Director of The High Yield
                                          Income Fund, Inc.

Stephen C. Eyre (74)        Director    Executive Director of The John A.
                                          Hartford Foundation, Inc. (charitable
                                          foundation) (since May 1985); Director
                                          of Faircom, Inc.; Trustee Emeritus of
                                          Pace University.

Delayne Dedrick Gold (58)   Director    Marketing and Management Consultant;
                                          Director of The High Yield Income
                                          Fund, Inc.

* Robert F. Gunia (50)      Director    Comptroller, Prudential Investments
                                          (since May 1996); Senior Vice
                                          President (since March 1987) of
                                          Prudential Securities Incorporated
                                          (Prudential Securities); Executive
                                          Vice President and Treasurer
                                          (since December 1996) of PMF,
                                          and formerly Chief Administrative
                                          Officer (July 1990-September 1996),
                                          Director (January 1989-September
                                          1996), Executive Vice President,
                                          Treasurer and Chief Financial Officer
                                          (June 1987-September 1996) of PMF;
                                          Vice President and Director of
                                          The Asia Pacific Fund, Inc. (since May
                                          1989); Director of The High Yield
                                          Income Fund, Inc.

                            POSITION            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)   WITH FUND           DURING PAST FIVE YEARS
-------------------------   ---------           ----------------------

Don G. Hoff (61)            Director    Chairman and Chief Executive Officer of
                                          Intertec, Inc. (investments) since
                                          1980; Chairman and CEO of EHS, Inc.:
                                          Director of Innovative Capital
                                          Management, Inc. and The Greater China
                                          Fund, Inc.; Chairman and Director of
                                          The Asia Pacific Fund, Inc.

Robert E. LaBlanc (62)      Director    President of Robert E. LaBlanc
                                          Associates, Inc. (telecommunications)
                                          since 1981; formerly General Partner
                                          at Salomon Brothers; formerly
                                          Vice-Chairman of Continental Telecom;
                                          Director of Storage Technology
                                          Corporation, Titan Corporation and
                                          Tribune Company; Trustee of Manhattan
                                          College.

* Mendel A. Melzer,         Director    Chief Investment Officer (since
  CFA, ChFC, CLU (35)                     September 1996), formerly Chief
  751 Broad Street                        Financial Officer (November
  Newark, NJ 07102                        1995-October 1996) of Prudential
                                          Investments; formerly Senior Vice
                                          President and Chief Financial Officer
                                          of Prudential Preferred Financial
                                          Services (April 1993-November 1995);
                                          Managing Director of Prudential
                                          Investment Advisors (April 1991-April
                                          1993); Senior Vice President of
                                          Prudential Capital Corporation (July
                                          1989-April 1991); Chairman and
                                          Director of Prudential Series Fund,
                                          Inc; Director of The High Yield
                                          Income Fund, Inc.

* Richard A. Redeker (53)   President   Employee of Prudential Investments;
  751 Broad Street            and         formerly President, Chief Executive
  Newark, NJ 07102          Director      Officer and Director (October
                                          1993-September 1996) of PMF; formerly
                                          Executive Vice President, Director and
                                          Member of the Operating Committee
                                          (1993-September 1996), Prudential
                                          Securities; formerly Director (October
                                          1993-September 1996) of Prudential
                                          Securities Group, Inc.; formerly
                                          Senior Executive Vice President and
                                          Director of Kemper Financial Services,
                                          Inc. (September 1978-September 1993);
                                          President and Director of The High
                                          Income Yield Fund, Inc.

Robin B. Smith (57)         Director    Chairman (since August 1996) and Chief
                                          Executive Officer (since January
                                          1988), formerly President (September
                                          1981-August 1996) of Publishers
                                          Clearing House; Director of BellSouth
                                          Corporation, The Omnicom Group, Inc.,
                                          Texaco Inc., Springs Industries Inc.
                                          and Kmart Corporation.

Stephen Stoneburn (53)      Director    President and Chief Executive Officer of
                                          Quadrant Media Corp. (a publishing
                                          company) (since June 1996); formerly
                                          President of Argus Integrated Media,
                                          Inc. (June 1995-June 1996); formerly
                                          Senior Vice President and Managing
                                          Director, Cowles Business Media
                                          (January 1993-1995); prior thereto,
                                          Senior Vice President (January
                                          1991-1992) and Publishing Vice
                                          President (May 1989-December 1990) of
                                          Gralla Publications (a division of
                                          United Newspapers, U.K.); formerly
                                          Senior Vice President of Fairchild
                                          Publications, Inc.

Nancy H. Teeters (66)       Director    Economist; formerly Vice President and
                                          Chief Economist (March 1986-June 1990)
                                          of International Business Machines
                                          Corporation; formerly Member of the
                                          Board of Governors of the Horace
                                          Rackham School of Graduate Studies of
                                          the University of Michigan; Director
                                          of Inland Steel Corporation (since
                                          July 1991) and First Financial Fund,
                                          Inc.

                            POSITION            PRINCIPAL OCCUPATIONS
NAME, ADDRESS AND AGE (1)   WITH FUND           DURING PAST FIVE YEARS
-------------------------   ---------           ----------------------

Susan C. Cote (42)          Vice        Executive Vice President and Chief
                            President     Financial Officer of PMF (since May
                                          1996); formerly Chief Operating
                                          Officer and Managing Director of
                                          Prudential Investments (March 1995-May
                                          1996) and formerly Senior Vice
                                          President-Fund Administration
                                          (September 1983-February 1995) of PMF.

Thomas A. Early (42)        Vice        Executive Vice President, Secretary and
                            President     General Counsel of PMF (since December
                                          1996); Vice President and General
                                          Counsel of Prudential Retirement
                                          Services (since March 1994); Senior
                                          Vice President and Assistant
                                          Secretary of Prudential Mutual Fund
                                          Services LLC (PMFS) (since December
                                          1996); formerly Associate General
                                          Counsel and Chief Financial Services
                                          Officer, Frank Russell Company
                                          (1988-1994).

S. Jane Rose (51)           Secretary   Senior Vice President and Senior Counsel
                                          of PMF; Senior Vice President and
                                          Senior Counsel of Prudential
                                          Securities (since July 1992); formerly
                                          Vice President and Associate General
                                          Counsel of Prudential Securities.

Ellyn C. Vogin (36)         Assistant   Vice President and Associate General
                            Secretary     Counsel of Prudential Securities and
                                          PMF (since March 1995); prior thereto,
                                          associated with the law firm of
                                          Fulbright & Jaworski LLP.

Grace C. Torres (38)        Treasurer   First Vice President (since March 1994)
                            and           of PMF; First Vice President (since
                            Principal     March 1994) of Prudential Securities;
                            Financial     Vice President of Bankers Trust (July
                            and           1989-March 1994).
                            Accounting
                            Officer

Stephen M. Ungerman (44)    Assistant   First Vice President (since February
                            Treasurer     1993) of PMF; Tax Director of
                                          Prudential Investments and the Private
                                          Asset Group of The Prudential
                                          Insurance Company of America
                                          (Prudential) (since March 1996);
                                          Assistant Treasurer of PMFS (since
                                          December 1996); prior thereto, Senior
                                          Tax Manager of Price Waterhouse LLP
                                          (1981-January 1993).

----------
(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Mutual Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
* "Interested" Director, as defined in the Investment Company Act of 1940, as amended (Investment Company Act), by reason of his affiliation with Prudential, Prudential Securities or PMF.

      Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities.

      The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," review such actions and decide on general policy.

      The Board of Directors has adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Messrs. Beach and Eyre are scheduled to retire on December 31, 1998 and 1999, respectively.

      Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

      Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Director's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, pursuant to an SEC exemptive order, at the daily rate of return of the Fund (the Fund rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

      Each Director who is not an affiliated person of PMF or The Prudential Investment Corporation, doing business as Prudential Investments (PI), currently receives $7,000 as an annual Director's fee, plus expenses.

      The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 1996 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the Boards of any other investment companies managed by Prudential Mutual Fund Management LLC (Fund Complex) for the calendar year ended December 31, 1996. In October 1996, shareholders elected a new Board of Directors. Below is listed all Directors who have served the Fund during its most recent fiscal year, as well as the new Directors who took office after the shareholder meeting in October.

                               COMPENSATION TABLE


                                                                                                          TOTAL
                                                               PENSION OR                             COMPENSATION
                                                               RETIREMENT                               FROM FUND
                                             AGGREGATE      BENEFITS ACCRUED  ESTIMATED ANNUAL          AND FUND
                                           COMPENSATION      AS PART OF FUND    BENEFITS UPON         COMPLEX PAID
         NAME AND POSITION                   FROM FUND          EXPENSES         RETIREMENT           TO DIRECTORS (2)
         -----------------                   ---------          --------         ----------           ----------------

Edward D. Beach--Director                          --              None               N/A              $166,000(21/39)*
Stephen C. Eyre--Director                          --              None               N/A              $ 34,250(4/5)*
Delayne D. Gold--Director                      $12,000             None               N/A              $175,308(21/42)*
Robert F. Gunia (1)--Director                      --              None               N/A                    --
Don G. Hoff--Director                              --              None               N/A              $ 50,042(5/7)*
Harry A. Jacobs, Jr. (1)--Former Director          --              None               N/A                    --
Robert F. LaBlanc--Director                        --              None               N/A               $ 34,542(4/6)*
Mendel A. Melzer (1)--Director                     --              None               N/A                    --
Sidney M. Spielvogel--Former Director          $12,000             None               N/A              $ 12,000(1/1)*
Thomas A. Owens, Jr.--Former Director          $12,000             None               N/A              $ 86,333(9/11)*
Richard A. Redeker (1)--Director                   --              None               N/A                    --
Robin B. Smith--Director                           --              None               N/A              $109,294(11/20)*
Stephen Stoneburn--Director                        --              None               N/A              $ 30,375(4/6)*
Nancy H. Teeters--Director                     $12,000             None               N/A              $103,583(11/28)*
Robert H. Wellington--Former Director          $12,000             None               N/A              $ 24,375(2/2)*



----------
* Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Robert F. Gunia, Mendel A. Melzer and Richard A. Redeker, who are interested Directors, do not receive compensation from the Fund or any fund in the Fund Complex. Harry A. Jacobs, Jr., a former interested Director, also did not receive compensation from the Fund or any fund in the Fund Complex.

(2) Total compensation from all of the funds in the Fund Complex for the calendar year ended December 31, 1996, including amounts deferred at the election of Directors under the funds' Deferred Compensation Plans. Including accrued interest, total deferred compensation amounted to $109,294 for Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-bill rate and other fees at the Fund rate.

      As of February 14, 1997, the Directors and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of Common Stock of the Fund.

      As of February 14, 1997, Prudential Securities held, solely of record on behalf of other persons, 7,114,467,161 Class A shares of the Fund's Common Stock, representing approximately 95% of the Class A shares then outstanding. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                                     MANAGER

      The manager of the Fund is Prudential Mutual Fund Management LLC (PMF or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PMF serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of January 31, 1997, PMF managed and/or administered open-end and closed-end management investment companies with assets of approximately $55.8 billion. According to the Investment Company Institute, as of December 31, 1996, the Prudential Mutual Funds were the 15th largest family of mutual funds in the United States.

     PMF is a subsidiary of Prudential Securities Incorporated and The Prudential Insurance Company of America (Prudential). Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) is a wholly-owned subsidiary of PMF and serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

      Pursuant to the Management Agreement with the Fund (the Management Agreement), PMF, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, PMF is obligated to keep certain books and records of the Fund. PMF also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian), and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PMF for the Fund are not exclusive under the terms of the Management Agreement and PMF is free to, and does, render management services to others.

      For its services, PMF receives, pursuant to a management agreement (the Management Agreement) with the Fund, a fee at an annual rate of .50 of 1% of the Fund's average daily net assets up to $50 million and .30 of 1% of the Fund's average daily net assets in excess of $50 million. The fee is computed daily and payable monthly. The Management Agreement also provides that in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which shares of the Fund are then qualified for offer and sale, the Manager will reduce its fee by the amount of such excess. Expenses in excess of the total compensation payable to PMF will be paid by PMF. Any such reductions of payments are subject to readjustment during the year. No such reductions were required during the fiscal year ended December 31, 1996. Currently, the Fund believes that there are no such expense limitations.

      In connection with its management of the corporate affairs of the Fund, PMF bears the following expenses:

            (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser;

            (b) all expenses incurred by the Manager or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

          (c) the costs and expenses payable to PI, pursuant to the subadvisory agreement between PMF and PI (the Subadvisory Agreement).

      Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses, including (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with PMF or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the fees and charges of the Fund's legal counsel and independent accountants,(e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund is a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance,(j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC and registering the Fund as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business, and (m) distribution expenses.

      The Management Agreement also provides that PMF will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

      For the fiscal years ended December 31, 1996, 1995 and 1994, PMF received management fees of $22,378,655, $20,840,442 and $21,320,747, respectively.

      PMF has entered into the Subadvisory Agreement with PI, a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PI furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PMF continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of such services. PI is reimbursed by PMF for the reasonable costs and expenses incurred by PI in furnishing those services.

      The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit staff, including 7 credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

      The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PMF or PI upon not less than 30 days' or more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved by the Board of Directors at least annually in accordance with the requirements of the Investment Company Act.

                                   DISTRIBUTOR

      Prudential Securities Incorporated (Prudential Securities or PSI), One Seaport Plaza, New York, New York 10292, acts as the distributor of the Fund's Class A shares. Prior to January 2, 1996, Prudential Mutual Fund Distributors, Inc. (PMFD), acted as distributor of the Fund's Class A shares. Prudential Securities also serves as the distributor of the Fund's Class Z shares, and incurs the expenses of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by or paid for by the Fund. See "How the Fund is Managed--Distributor" in the Prospectus.

PLAN OF DISTRIBUTION

      Under the Fund's Plan of Distribution and the Distribution Agreement for the Class A shares, the Fund pays PSI, as Distributor, a distribution fee of up to 0.125% of the average daily net assets of the Class A shares of the Fund, computed daily and payable monthly, to reimburse PSI for distribution expenses. See "How the Fund is Managed--Distributor" in the Prospectus.

      For the fiscal year ended December 31, 1996, PSI incurred distribution expenses in the aggregate of $9,157,529, all of which was recovered through the distribution fee paid by the Class A shares of the Fund.

      It is estimated that of this amount, 0.02% ($1,580) was spent on printing and mailing of prospectuses to other than current shareholders and 99.98% ($9,155,949) on the aggregate of (i) account servicing fee credits to Prudential Securities branch offices for payments of account servicing fees to account executives (88.60% or $8,113,586) and (ii) an allocation of overhead and other branch office distribution-related expenses (11.38% or $1,042,363). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating branch offices of Prudential Securities and Pruco Securities Corporation (Prusec), an affiliated broker-dealer, in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales. No interest or carrying charges are included as part of the Fund's distribution expenses.

      The Plan continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Plan or in any agreement relating to the Plan (the Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding Class A voting securities of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plan may not be amended to increase materially the amounts to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by the Board of Directors in the manner described above. The Plan will automatically terminate in the event of its assignment.

      Pursuant to the Plan, the Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of the Fund by the Distributor. The report includes an itemization of the distribution expenses and the purpose of such expenditures. In addition, as long as the Plan remains in effect, the selection and nomination of Directors shall be committed to the Rule 12b-1 Directors.

      Pursuant to the Distribution Agreement, the Fund has agreed to indemnify PSI to the extent permitted by applicable law against certain liabilities under the Securities Act of 1933, as amended.

      On October 21, 1993, PSI entered into an omnibus settlement with the SEC, state securities regulators in 51 jurisdictions and the NASD to resolve allegations that PSI sold interests in more than 700 limited partnerships (and a limited number of other types of securities) from January 1, 1980 through December 31, 1990, in violation of securities laws to persons for whom such securities were not suitable in light of the individuals' financial condition or investment objectives. It was also alleged that the safety, potential returns and liquidity of the investments had been misrepresented. The limited partnerships principally involved real estate, oil and gas producing properties and aircraft leasing ventures. The SEC Order (i) included findings that PSI's conduct violated the federal securities laws and that an order issued by the SEC in 1986 requiring PSI to adopt, implement and maintain certain supervisory procedures had not been complied with; (ii) directed PSI to cease and desist from violating the federal securities laws and imposed a $10 million civil penalty; and (iii) required PSI to adopt certain remedial measures including the establishment of a Compliance Committee of its Board of Directors. Pursuant to the terms of the SEC settlement, PSI established a settlement fund in the amount of $330,000,000 and procedures, overseen by a court approved Claims Administrator, to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. PSI has agreed to provide additional funds, if necessary, for that purpose. PSI's settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. PSI consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action. In settling the above referenced matters, PSI neither admitted nor denied the allegations asserted against it.

     On January 18, 1994, PSI agreed to the entry of a Final Consent Order and a Parallel Consent Order by the Texas Securities Commissioner. The firm also entered into a related agreement with the Texas Securities Commissioner. The allegations were that the firm had engaged in improper sales practices and other improper conduct resulting in pecuniary losses and other harm to investors residing in Texas with respect to purchases and sales of limited partnership interests during the period of January 1, 1980 through December 31, 1990. Without admitting or denying the allegations, PSI consented to a reprimand, agreed to cease and desist from future violations, and to provide voluntary donations to the State of Texas in the aggregate amount of $1,500,000. The firm agreed to suspend the creation of new customer accounts, the general solicitation of new accounts, and the offer for sale of securities in or from PSI's North Dallas office to new customers during a period of twenty consecutive business days, and agreed that its other Texas offices would be subject to the same restrictions for a period of five consecutive business days. PSI also agreed to institute training programs for its securities salesmen in Texas.

      On October 27, 1994, Prudential Securities Group, Inc. and PSI entered into agreements with the United States Attorney deferring prosecution (provided PSI complies with the terms of the agreement for three years) for any alleged criminal activity related to the sale of certain limited partnership programs from 1983 to 1990. In connection with these agreements, PSI agreed to add the sum of $330,000,000 to the Fund established by the SEC and executed a stipulation providing for a reversion of such funds to the United States Postal Inspection Service. PSI further agreed to obtain a mutually acceptable outside director to sit on the Board of Directors of PSG and the Compliance Committee of PSI. The new director serves as an independent "ombudsman" whom PSI employees can call anonymously with complaints about ethics and compliance. Prudential Securities reports any allegations or instances of criminal conduct and material improprieties to the new director. The new director submits compliance reports which identify all such allegations or instances of criminal conduct and material improprieties every three months and will continue to do so for a three-year period.

                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

      The Fund reserves the right to reject any initial or subsequent purchase order (including an exchange) and the right to limit investments in the Fund solely to existing or past shareholders of the Fund.

REOPENING AN ACCOUNT

      Subject to the minimum investment restrictions, an investor may reopen an account, without filing a new application form, at any time during the calendar year the account is closed, provided that the information on the old form is still applicable.

REDEMPTION OF SHARES

      Investors who purchase Class A shares directly from Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent) may use the following procedures:

      CHECK REDEMPTION. At a shareholder's request, State Street Bank and Trust Company (State Street) will establish a personal checking account for the shareholder. Checks drawn on this account can be made payable to the order of any person in any amount equal to or greater than $500. The payee of the check may cash or deposit it like any other check drawn on a bank. When such a check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares in a shareholder's account in the Fund to cover the amount of the check. This enables the shareholder to continue earning daily dividends until the check is cleared. Canceled checks are returned to the shareholder by State Street.

      Shareholders are subject to State Street's rules and regulations governing checking accounts, including the right of State Street not to honor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

      Shares for which certificates have been issued are not available for redemption to cover checks. A shareholder should be certain that adequate shares for which certificates have not been issued are in his or her account to cover the amount of the check. See "Shareholder Guide--How to Sell Your Shares" in the Prospectus. Since the dollar value of an account is constantly changing, it is not possible for a shareholder to determine in advance the total value of his or her account so as to write a check for the redemption of the entire account.

      The Fund reserves the right to assess a service charge, payable to State Street, to establish a checking account and to order checks. State Street, PMFS and the Fund have reserved the right to modify this checking account privilege or to place a charge for each check presented for payment for any individual account or for all accounts in the future.

      The Fund, PMFS or State Street may terminate Check Redemption at any time upon 30 days' notice to participating shareholders. To receive further information, contact Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, or telephone
(800) 225-1852 (toll-free). Check redemption is not available to investors for whom Prudential Securities has purchased shares.

      EXPEDITED REDEMPTION. In order to use Expedited Redemption, a shareholder may so designate at the time the initial application form is filed or at a later date. Once the Expedited Redemption authorization form has been completed, the signature(s) on the authorization form guaranteed as set forth below and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used only to redeem shares in an amount of $200 or more, except that, if an account for which Expedited Redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to the shareholder's account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to the shareholder's designated bank account. See "Shareholder Guide--How to Sell Your Shares" in the Prospectus.

      To request Expedited Redemption by telephone, a shareholder should call PMFS at (800) 225-1852. Calls must be received by PMFS before 4:30 P.M., New York time, in order for the redemption to be effective on that day. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention:
Account Maintenance, P.O. Box 15015, New Brunswick, New Jersey 08906-5015.

      In order to change the name of the commercial bank or account designated to receive redemption proceeds, it is necessary to execute a new Expedited Redemption authorization form and submit it to PMFS at the address set forth above. Each signature must be guaranteed by an "eligible guarantor institution," which includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. Guarantees must be signed by an authorized signatory of the eligible guarantor institution, and "Signature Guaranteed" should appear with the signature. For clients of Pruco Securities Corporation (Prusec), signature guarantees may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians.

      REGULAR REDEMPTION. Shareholders may redeem their shares by sending to Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, a written request, accompanied by duly endorsed stock certificates, if issued. In this case, all stock certificates and all written requests for redemption must be endorsed by the shareholder with the signature guaranteed, as described above. PMFS may request further documentation from corporations, executors, administrators, trustees or guardians. Regular redemption is made by check mailed to the shareholder's address.

                         SHAREHOLDER INVESTMENT ACCOUNT

      Upon the initial purchase of shares of the Fund, a Shareholder Investment Account is established for each investor under which a record of the shares held is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a statement showing the transaction and the status of such account.

PROCEDURE FOR MULTIPLE ACCOUNTS

      Special procedures have been designed for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing an Application and Order Form with PMFS, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is opened by listing them, or they may be added at a later date by written advice or by filing forms supplied by PMFS. Procedures are available to identify sub-accounts by name and number within the master account name. The investment minimums described in the Prospectus under "Shareholder Guide--How to Buy Shares of the Fund" are applicable to the aggregate amounts invested by a group, and not to the amount credited to each sub-account.

      PMFS provides each institution with a written confirmation for each transaction in a sub-account and, on a monthly basis, with a statement which sets forth for each master account its share balance and income earned for the month. In addition, each institution receives a statement for each individual account setting forth transactions in the sub-account for the year-to-date, the total number of shares owned as of the dividend payment date and the dividends paid for the current month, as well as for the year-to-date. For further information on the sub-accounting system and procedures, contact PMFS.

EXCHANGE PRIVILEGE

      The Fund makes available to its shareholders the privilege of exchanging their shares for shares of certain other Prudential Mutual Funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Class A shares of such other Prudential Mutual Funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of relative net asset value next determined after receipt of an order in proper form and any applicable sales charge. An exchange will be treated as a redemption and purchase for tax purposes. Shares may be exchanged for shares of another fund only if shares of such fund may legally be sold under applicable state laws.

      It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.

      CLASS A. Shareholders of the Fund may exchange their Class A shares for Class A shares of the Prudential Mutual Funds and shares of the money market funds specified below.

            Prudential California Municipal Fund
             (California Money Market Series)


            Prudential Government Securities Trust
             (Money Market Series)
             (U.S. Treasury Money Market Series)

            Prudential Municipal Series Fund
             (Connecticut Money Market Series)
             (Massachusetts Money Market Series)
             (New Jersey Money Market Series)
             (New York Money Market Series)

            Prudential Tax-Free Money Fund, Inc.

      Shareholders of the Fund may not exchange their shares for Class B or Class C shares of the Prudential Mutual Funds or shares of Prudential Special Money Market Fund, Inc., except that shares acquired prior to January 22, 1990 subject to a contingent deferred sales charge can be exchanged for Class B shares.

      CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential Mutual Funds.

      Additional details about the Exchange Privilege and prospectuses for each of the Prudential Mutual Funds are available from the Fund's Transfer Agent, Prudential Securities or Prusec. The Exchange Privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP)

      Under ASAP, an investor may arrange to have a fixed amount automatically invested in Class A shares of the Fund monthly by authorizing his or her bank account or Prudential Securities Account (including a Command Account) to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to ASAP participants.

      Further details about this program and an application form are available from the Transfer Agent, Prudential Securities or Prusec.

SYSTEMATIC WITHDRAWAL PLAN

      A systematic withdrawal plan is available for holders of Class A shares through Prudential Securities or the Transfer Agent. Such withdrawal plan provides for monthly or quarterly checks in any amount, except as provided below, up to the value of the shares in the shareholder's account.

      In the case of shares held through the Transfer Agent (i) a $10,000 minimum account value applies, (ii) withdrawals may not be for less than $100 and (iii) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at net asset value on shares held under this plan.

      Prudential Securities and the Transfer Agent act as agents for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The systematic withdrawal plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.

      Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the systematic withdrawal plan, particularly if used in connection with a retirement plan.



TAX-DEFERRED RETIREMENT PLANS

      Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from Prudential Securities or the Transfer Agent.

      Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.



TAX-DEFERRED RETIREMENT ACCOUNTS

      INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)

                 CONTRIBUTIONS              PERSONAL
                 MADE OVER:                  SAVINGS                   IRA
                 ----------                  -------                   ---

                 10 years                   $ 26,165                 $ 31,291
                 15 years                     44,675                   58,649
                 20 years                     68,109                   98,846
                 25 years                     97,780                  157,909
                 30 years                    135,346                  244,692

----------
      (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in the IRA account will be subject to tax when withdrawn from the account.

                                    DIVIDENDS

      The Fund's net income is declared as dividends daily and is automatically reinvested monthly in additional shares of the Fund unless the shareholder elects in writing not less than five full business days prior to the payable date to receive such distribution in cash. The Fund endeavors to maintain its net asset value at $1.00 per share. As a result of a significant expense or realized loss, it is possible that the Fund's net asset value may fall below $1.00 per share. Should the Fund incur or anticipate any unusual or unexpected significant expense or loss which would disproportionately affect the Fund's income for a particular period, the Board of Directors at that time would consider whether to adhere to the present dividend policy described in the Prospectus or to revise it in light of the then prevailing circumstances in order to ameliorate to the extent possible the disproportionate effect of such expense or loss on then existing shareholders. Such expenses or losses may nevertheless result in a shareholder's receiving no dividends for the period during which he or she held shares of the Fund and in his or her receiving a price per share upon redemption lower than that which he or she paid.

      Dividends derived from investment income received by the Fund on portfolio securities, together with distributions of any net short-term capital gains, are taxable to the shareholders as ordinary income. Distributions of net long-term capital gains are taxed to the shareholders at capital gains rates regardless of the length of their holding period of Fund shares. However, the Fund's portfolio generally will be managed in such a way as not to realize any net long-term capital gains. Dividends and distributions are taxable to shareholders even if reinvested in additional shares.

                                 NET ASSET VALUE

      The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the Manager or the Subadviser, under the direction of the Board of Directors, to be of minimal credit risk and of eligible quality. Subject to the Fund's compliance with the conditions of applicable rules promulgated by the SEC relating to the amortized cost method of valuation, the remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

                             PORTFOLIO TRANSACTIONS

      The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. For purposes of this section the term "Manager" includes the Subadviser. The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

      In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than those of the Fund, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the fee it pays to the Manager by any amount that may be attributed to the value of such services. The Fund will not effect any securities transactions with or through Prudential Securities as broker or dealer. The Fund paid no brokerage commissions for the fiscal years ended December 31, 1996, 1995 and 1994.

                                      TAXES

FEDERAL

      The Fund has elected to qualify, and intends to remain qualified, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). This relieves the Fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders and permits net capital gains of the Fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund.

      Qualification of the Fund as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities) be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund derives less than 30% of its gross income from gains (without reduction for losses) from the sale or other disposition of securities, options thereon, futures contracts, options thereon, forward contracts and foreign currencies held for less than three months (except for foreign currencies directly related to the Fund's business of investing in securities); (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of its assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities) and (d) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

      Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

      The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. The Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

      Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains regardless of how long the investor has held his or her shares. However, if a shareholder holds shares in the Fund for not more than six months, then any loss recognized on the sale of such shares will be treated as long-term capital loss to the extent of any distribution on the shares which was treated as long-term capital gain. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code. Shareholders will be notified annually by the Fund as to the federal tax status of distributions made by the Fund.

      Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as a short-term capital loss, will be treated as long-term capital loss to the extent of any net long-term capital gain distributions received by the shareholder, if the shares have been held for six months or less.

      A shareholder may realize a gain or loss on the redemption of his or her shares depending upon the net asset value when redeemed. The Fund, however, intends to maintain a constant net asset value.

      In general, tax-exempt shareholders will not be required to pay taxes on amounts distributed to them. If such shareholders incurred debt in order to acquire or hold their shares in the Fund, amounts distributed to them may be subject to the unrelated business income tax.

STATE AND LOCAL

      Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                           AND INDEPENDENT ACCOUNTANTS

      State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

      Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08818, serves as Transfer and Dividend Disbursing Agent and in those capacities maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PMF. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account, a new account set-up fee for each manually established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expense, including but not limited to postage, stationery, printing, allocable communications expenses and other costs. For the fiscal year ended December 31, 1996, the Fund incurred fees of approximately $16,867,000 for such services.

      Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, served as the Fund's independent public accountants for the fiscal year ended December 31, 1996 and, in that capacity, audited the Fund's annual financial statements. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, currently serves as the Fund's independent public accountants and, in that capacity, will audit the Fund's financial statements for the fiscal year ending December 31, 1997.

PORTFOLIO OF INVESTMENTS AS OF
DECEMBER 31, 1996                              PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================
PRINCIPAL
AMOUNT
(000)        DESCRIPTION                            VALUE (NOTE 1)
--------------------------------------------------------------------------------
BANK NOTES--5.4%
             American Express Centurion Bank+
   $14,000   5.53%, 1/9/97                        $   13,998,922
    10,000   5.60%, 1/13/97                           10,000,014
    28,000   5.58%, 1/14/97                           27,999,021
    26,000   5.58%, 1/15/97                           25,998,518
    20,000   5.60%, 1/21/97                           19,999,181
             Bank One Columbus+
       460   5.58%, 1/2/97                               459,756
             FCC National Bank
    46,000   5.77%, 4/15/97                           45,992,463
             First Bank National Association+
    25,000   5.52%, 1/15/97                           24,985,961
             Keybank National Association+
     1,700   5.58%, 1/2/97                             1,699,401
             Morgan Guaranty Trust Co.+
    21,000   5.375%, 2/14/97                          20,986,704
             PNC Bank N.A.+
    13,250   5.56%, 1/21/97                           13,248,593
             Seattle First National Bank
   195,000   5.80%, 5/9/97                           194,960,733
                                                  --------------
                                                     400,329,267
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - EURODOLLAR--6.6%
             Abbey National Treasury Services
                PLC
   192,000   5.41%, 1/30/97                          192,003,717
    24,000   5.36%, 2/12/97                           23,998,635
   100,000   5.38%, 2/14/97                          100,000,819
    62,000   5.42%, 5/27/97                           61,989,220
             Banco Bilbao Vizcaya S.A.
    13,000   5.41%, 3/5/97                            13,000,224
             Banque Nationale De Paris
    25,000   5.40%, 1/22/97                           25,000,049
             Bayerische Hypotheken und
                Weschel Bank
    15,000   5.36%, 2/12/97                           14,999,147
             National Bank of Canada
     8,000   5.42%, 3/10/97                            8,000,286
             National Westminster Bank PLC
    35,000   5.48%, 4/8/97                            35,003,195
             Westdeutshe Landesbank
                Girozentrale
     4,000   5.58%, 4/2/97                             4,001,248
             Westpac Banking Corp.
   $16,000   5.38%, 2/7/97                            15,999,293
                                                  --------------
                                                     493,995,833
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - YANKEE--22.8%
             Bank of Montreal
   130,000   5.39%, 1/22/97                          130,000,000
             Bank of Nova Scotia
    10,000   5.39%, 3/4/97                            10,000,000
             Banque Nationale De Paris
   219,000   5.38%, 2/18/97                          219,000,000
    15,000   5.44%, 3/17/97                           14,999,692
   111,000   5.58%, 4/2/97                           110,969,737
             Barclays Bank PLC
    25,000   5.37%, 2/3/97                            25,000,000
    57,000   5.37%, 2/5/97                            57,000,000
             Bayerische Hypotheken und
                Wechsel Bank
     9,000   5.375%, 2/18/97                           9,000,050
    54,000   5.39%, 2/28/97                           54,000,000
    39,000   5.39%, 3/3/97                            38,999,895
             Bayerische Landesbank Girozentrale
    83,417   5.37%, 2/3/97                            83,416,121
             Canadian Imperial Bank of Commerce
    90,000   5.41%, 1/31/97                           90,000,000
             Deutsche Bank
    80,000   5.53%, 4/2/97                            79,939,042
   100,000   5.80%, 5/13/97                          100,000,000
             Landesbank Hessen-Thuringen
                Girozentrale
   110,000   5.70%, 4/29/97                          109,951,055
             National Westminster Bank PLC
    28,158   5.50%, 1/6/97                            28,157,343
   164,000   5.39%, 2/14/97                          163,999,840
             National Bank of Canada
    42,235   5.44%, 3/10/97                           42,235,000
             Societe Generale North America,
                Inc.
   335,000   5.37%, 2/20/97                          335,000,000
     1,000   5.78%, 4/11/97                              999,824
                                                  --------------
                                                   1,702,667,599

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF
DECEMBER 31, 1996                              PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================
PRINCIPAL
AMOUNT
(000)        DESCRIPTION                            VALUE (NOTE 1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER--44.8%
             Abbey National North America Corp.
    $5,000   5.33%, 4/8/97                        $    4,928,193
             Aetna Life & Casualty Co.
    29,000   5.42%, 3/17/97                           28,672,542
             American Brands, Inc.
    10,000   5.34%, 2/12/97                            9,937,700
     7,000   5.34%, 3/12/97                            6,927,317
             American Express Credit Corp.
    19,000   5.31%, 3/3/97                            18,829,048
             American General Finance Corp.
    25,000   5.40%, 1/13/97                           24,955,000
             Aristar, Inc.
    13,000   5.37%, 1/17/97                           12,968,973
     5,885   5.40%, 1/28/97                            5,861,166
             Associates Corp. of North America
    75,000   5.32%, 1/31/97                           74,667,500
    73,401   5.35%, 3/26/97                           72,484,711
   100,000   5.35%, 3/31/97                           98,677,361
             Bank of Montreal
   250,000   5.42%, 1/8/97                           249,736,431
             Bank of Nova Scotia
   200,000   5.32%, 3/4/97                           198,167,556
             Barton Capital Corp.
     5,000   5.37%, 1/10/97                            4,993,288
     7,349   5.39%, 1/17/97                            7,331,395
    13,900   5.35%, 2/27/97                           13,782,255
             BHF Finance, Inc.
    38,000   5.31%, 1/30/97                           37,837,455
             Bradford & Bingley Building
                Society
    50,000   5.37%, 2/12/97                           49,690,833
    29,000   5.31%, 2/21/97                           28,781,848
             Canadian Imperial Holding, Inc.
   180,000   5.34%, 2/4/97                           179,092,030
             Caterpillar, Inc.
    24,000   5.35%, 5/16/97                           23,518,500
    35,000   5.35%, 6/16/97                           34,136,569
             Cheltenham & Gloucester Building
                Society
    57,000   5.32%, 1/22/97                           56,823,110
             Ciba-Geigy Corp.
    11,100   5.75%, 2/6/97                            11,036,175
             CIT Group Holdings, Inc.
   $52,000   5.35%, 3/31/97                           51,312,228
             Coca-Cola Enterprises, Inc.
    25,000   5.35%, 1/31/97                           24,888,542
             Corporate Receivables Corp.
     8,000   5.35%, 2/13/97                            7,948,878
    27,000   5.40%, 2/20/97                           26,797,500
             Countrywide Home Loan, Inc.
    20,000   5.35%, 1/21/97                           19,940,556
             CXC, Inc.
    15,000   5.31%, 2/18/97                           14,893,800
             Duracell, Inc.
    80,326   6.75%, 1/2/97                            80,310,939
             Enterprise Funding Corp.
    10,000   5.48%, 1/10/97                            9,986,300
    18,234   5.47%, 1/16/97                           18,192,442
     9,264   5.35%, 1/28/97                            9,226,828
    15,722   5.34%, 2/18/97                           15,610,059
     5,000   5.34%, 2/24/97                            4,959,950
     6,219   5.34%, 3/6/97                             6,159,961
    15,448   5.34%, 3/18/97                           15,273,850
             Finova Capital Corp.
     5,000   5.55%, 1/13/97                            4,990,750
             First Data Corp.
     8,383   5.40%, 3/25/97                            8,278,632
             General Electric Capital Corp.
    94,000   5.40%, 1/13/97                           93,830,800
    79,000   5.31%, 1/16/97                           78,825,213
   135,000   5.31%, 1/17/97                          134,681,400
    49,000   5.44%, 2/24/97                           48,600,160
    23,000   5.44%, 2/25/97                           22,808,844
             General Motors Acceptance Corp.
   292,000   5.39%, 3/31/97                          288,109,019
    25,088   5.50%, 4/7/97                            24,720,043
             Golden Peanut Co.
     4,000   5.33%, 2/18/97                            3,971,573
             GTE Corp.
    15,110   5.50%, 1/14/97                           15,079,990
    37,000   5.50%, 1/21/97                           36,886,944
             Halifax Building Society
     5,000   5.32%, 3/13/97                            4,947,539

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF
DECEMBER 31, 1996                              PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================
PRINCIPAL
AMOUNT
(000)        DESCRIPTION                            VALUE (NOTE 1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (CONT'D.)
             Heller Financial Services, Inc.
   $12,000   5.57%, 1/13/97                       $   11,977,720
    17,000   5.57%, 1/14/97                           16,965,806
    36,000   5.75%, 1/16/97                           35,913,750
    21,000   5.80%, 1/21/97                           20,932,333
             ITT Hartford Group, Inc.
     3,053   5.45%, 1/23/97                            3,042,832
    19,000   5.32%, 2/18/97                           18,865,227
             Johnson Controls, Inc.
    62,000   5.39%, 1/24/97                           61,786,496
             Merrill Lynch & Co., Inc.
    50,000   5.32%, 1/21/97                           49,852,222
    34,000   5.32%, 1/24/97                           33,884,438
    46,000   5.33%, 1/24/97                           45,843,357
   140,000   5.35%, 1/29/97                          139,417,444
    48,500   5.31%, 2/27/97                           48,092,236
             Mitsubishi International Corp.
    24,000   5.45%, 1/15/97                           23,949,133
    10,000   5.35%, 3/4/97                             9,907,861
             Morgan Stanley Group, Inc.
   114,000   5.32%, 1/29/97                          113,528,293
             Nationwide Building Society
    50,000   5.31%, 2/19/97                           49,638,625
     6,000   5.38%, 2/26/97                            5,949,833
             NYNEX Corp.
    36,000   5.71%, 1/13/97                           35,931,480
    19,000   5.41%, 2/13/97                           18,877,223
             PNC Funding Corp.
    13,000   5.36%, 1/22/97                           12,959,353
             Preferred Receivables Funding
                Corp.
    20,000   5.45%, 1/14/97                           19,960,639
    33,950   5.32%, 2/3/97                            33,784,437
     7,350   5.32%, 2/6/97                             7,310,898
    31,000   5.37%, 3/20/97                           30,639,315
             Rank Xerox Capital (Europe) PLC
     6,636   5.35%, 1/21/97                            6,616,276
             Sears Roebuck Acceptance Corp.
    50,000   5.47%, 2/25/97                           49,582,153
             Triple A One Funding Corp.
    44,000   5.67%, 1/27/97                           43,819,820
    12,276   5.41%, 2/13/97                           12,196,673
     8,982   5.40%, 2/14/97                            8,922,719
             Union Pacific Resources Group
    $6,000   5.63%, 1/27/97                            5,975,603
             WCP Funding, Inc.
    22,000   5.45%, 1/10/97                           21,970,025
    21,000   5.40%, 2/20/97                           20,842,500
                                                  --------------
                                                   3,344,006,416
--------------------------------------------------------------------------------
OTHER CORPORATE OBLIGATIONS--17.7%
             Beneficial Corp.+
    35,000   5.63%, 1/10/97                           35,011,647
    77,000   5.47%, 3/10/97                           76,993,034
             Capita Equipment Receivable Trust
   192,304   5.60%, 10/15/97                         192,304,304
             Ford Motor Credit Corp.+
       525   5.90%, 2/5/97                               525,650
       350   5.65%, 2/18/97                              350,051
       100   5.69%, 2/27/97                              100,043
       515   5.63%, 3/3/97                               514,852
             General Motors Acceptance Corp.+
     2,140   5.71%, 1/2/97                             2,139,848
       650   7.40%, 1/14/97                              650,355
    29,000   5.52%, 2/3/97                            28,999,676
    15,000   5.52%, 2/21/97                           14,999,865
    16,000   5.65%, 3/3/97                            16,008,619
       350   5.74%, 3/18/97                              350,080
             Goldman, Sachs Group, L.P.+
   370,700   5.63%, 2/19/97                          370,700,000
             Merrill Lynch & Co., Inc.+
    53,000   5.53%, 1/2/97                            52,988,425
             Morgan Stanley Group, Inc.+
    55,000   5.69%, 1/15/97                           55,000,000
    96,000   5.64%, 2/18/97                           96,000,000
             Nations Bank Auto Owner Trust
    18,958   5.78%, 8/15/97                           18,957,218
             Nationsbank Corp.
     6,000   7.50%, 2/15/97                            6,012,322
             Norwest Corp.
       400   7.88%, 1/30/97                              400,797
             Sears Roebuck Acceptance Corp.
       590   7.48%, 2/19/97                              591,651
       700   7.72%, 2/27/97                              701,988

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS AS OF
DECEMBER 31, 1996                              PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================
PRINCIPAL
AMOUNT
(000)        DESCRIPTION                            VALUE (NOTE 1)
--------------------------------------------------------------------------------
OTHER CORPORATE OBLIGATIONS (CONT'D.)
             Short Term Repacked Asset Trust+
  $100,000   6.01%, 1/15/97                       $   99,979,593
             SMM Trust
   252,000   5.61%, 1/8/97                           251,999,548
                                                  --------------
                                                   1,322,279,566
--------------------------------------------------------------------------------
TIME DEPOSIT - EURODOLLAR--0.6%
             Canadian Imperial Holding, Inc.
    42,088   6.75%, 1/2/97                            42,088,000
--------------------------------------------------------------------------------
U. S. GOVERNMENT AGENCY & INSTRUMENTALITY OBLIGATIONS -
NON-DISCOUNT--1.3%
             Federal National Mortgage
                Association
    97,000   5.48%, 4/24/97                           96,907,063
--------------------------------------------------------------------------------
TOTAL INVESTMENTS--99.2%
             (amortized cost $7,402,273,744*)      7,402,273,744
             Other assets in excess of
                liabilities--0.8%                     62,160,970
                                                  --------------
             Net Assets--100%                     $7,464,434,714
                                                  ==============

---------------
* The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
+ The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 1996 was as follows:

Commercial Banks.....................................   50.5%
Security Brokers & Dealers...........................   13.5
Asset Backed Securities..............................    8.9
Short-Term Business Credit...........................    7.9
Personal Credit Institutions.........................    5.4
Leasing..............................................    5.0
Telephone & Communications...........................    1.4
Federal Credit Agencies..............................    1.3
Miscellaneous Electric Equipment & Supplies..........    1.1
Construction Machines & Equipments...................    0.8
Regulating Controls..................................    0.8
Commodity Trading Firms..............................    0.5
Accidental & Health Insurance........................    0.4
Beverages............................................    0.3
Fire & Marine Casualty Insurance.....................    0.3
Mortgage Banks.......................................    0.3
Tobacco..............................................    0.2
Bank Holding Companies--Domestic.....................    0.1
Computer Rental & Leasing............................    0.1
Crude Petroleum & Natural Gas........................    0.1
Food Products........................................    0.1
Pharmaceuticals......................................    0.1
Photographic Equipment...............................    0.1
                                                       -----
                                                        99.2
Other assets in excess of liabilities................    0.8
                                                       -----
                                                       100.0%
                                                       =====

--------------------------------------------------------------------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES            PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================

ASSETS                                                         DECEMBER 31, 1996
                                                                  --------------
Investments, at amortized cost which approximates
  market value ...............................................    $7,402,273,744
Cash .........................................................        12,891,606
Receivable for Fund shares sold ..............................       239,852,499
Interest receivable ..........................................        45,598,971
Deferred expenses and other assets ...........................           198,258
                                                                  --------------
   Total assets ..............................................     7,700,815,078
                                                                  --------------
LIABILITIES
Payable for Fund shares reacquired ...........................       229,455,085
Accrued expenses .............................................         3,199,470
Management fee payable .......................................         1,852,534
Dividends payable ............................................         1,448,682
Distribution fee payable .....................................           424,593
                                                                  --------------
   Total liabilities .........................................       236,380,364
                                                                  --------------
NET ASSETS ...................................................    $7,464,434,714
                                                                  ==============
Net assets were comprised of:
   Common Stock, at par ($.001 par value; 15 billion
     shares authorized for issuance) .........................    $    7,464,435
   Paid-in capital in excess of par ..........................     7,456,970,279
                                                                  --------------
Net assets, December 31, 1996 ................................    $7,464,434,714
                                                                  ==============
Class A:
Net asset value, offering price and redemption
   price per share ($7,315,222,887 / 7,315,222,887
   shares of common stock issued and outstanding) ............    $         1.00
                                                                  ==============
Class Z:
Net asset value, offering price and redemption
   price per share ($149,211,827 / 149,211,827 shares
   of common stock issued and outstanding) ...................    $         1.00
                                                                  ==============

--------------------------------------------------------------------------------
See Notes to Financial Statements.

PRUDENTIAL MONEYMART ASSETS, INC.
STATEMENT OF OPERATIONS
================================================================================

                                               YEAR ENDED
NET INVESTMENT INCOME                       DECEMBER 31, 1996
                                            -----------------
Income
   Interest..............................     $ 411,058,692
                                            -----------------
Expenses
   Management fee........................        22,378,655
   Distribution fee--Class A.............         9,157,529
   Transfer agent's fees and expenses....        16,867,000
   Reports to shareholders...............         3,314,000
   Registration fees.....................           510,000
   Custodian's fees and expenses.........           216,000
   Insurance expenses....................           135,000
   Legal fees and expenses...............            83,000
   Director's fees and expenses..........            64,000
   Audit fees and expenses...............            37,000
   Miscellaneous.........................            55,921
                                            -----------------
      Total expenses.....................        52,818,105
                                            -----------------
Net investment income....................       358,240,587
NET REALIZED GAIN ON INVESTMENTS
Net realized gain on investment
   transactions..........................           390,335
                                            -----------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS................     $ 358,630,922
                                            =================

PRUDENTIAL MONEYMART ASSETS, INC.
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

INCREASE (DECREASE)                YEAR ENDED DECEMBER 31,
IN NET ASSETS                ------------------------------------
                                   1996                1995
                             ----------------    ----------------
Operations
   Net investment income...  $    358,240,587    $    371,855,796
   Net realized gain on
      investment
      transactions.........           390,335             516,705
                             ----------------    ----------------
   Net increase in net
      assets resulting from
      operations...........       358,630,922         372,372,501
                             ----------------    ----------------
Dividends and distributions
   to shareholders (Note 1)
      Class A..............      (353,704,755)       (372,372,501)
      Class Z..............        (4,926,167)                 --
                             ----------------    ----------------
                                 (358,630,922)       (372,372,501)
                             ----------------    ----------------
Fund share transactions
   (Notes 4 & 5)
   Proceeds from shares
      sold.................    31,398,251,715      29,233,009,828
   Net asset value of
      shares issued to
      shareholders in
      reinvestment of
      dividends and
      distributions........       344,952,119         354,506,489
   Cost of shares
      reacquired...........   (31,500,427,083)    (28,910,738,397)
                             ----------------    ----------------
   Net increase in net
      assets from Fund
      share transactions...       242,776,751         676,777,920
                             ----------------    ----------------
Total increase.............       242,776,751         676,777,920
NET ASSETS
Beginning of year..........     7,221,657,963       6,544,880,043
                             ----------------    ----------------
End of year................  $  7,464,434,714    $  7,221,657,963
                             ================    ================

--------------------------------------------------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS                  PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================

Prudential MoneyMart Assets, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund invests primarily in a portfolio of money market instruments maturing in thirteen months or less whose ratings are within the two highest rating categories by a nationally recognized statistical rating organization or, if not rated, are of comparable quality. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant generally accepted accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Securities Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The cost of portfolio securities for federal income tax purposes is substantially the same as for financial reporting purposes. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: All of the Fund's net investment income and net realized gains or losses, if any, are declared as dividends daily to the shareholders of record at the time of such declaration. Net investment income of the Fund consists of interest accrued and discount earned less estimated expenses applicable to the dividend period. Payment of dividends is made monthly.

--------------------------------------------------------------------------------
NOTE 2. AGREEMENTS

The Fund has a management agreement with Prudential Mutual Fund Management LLC ("PMF"). Pursuant to this agreement, PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average monthly net assets up to $50 million and
 .30 of 1% of the Fund's average monthly net assets in excess of $50 million.

The Fund has a distribution agreement with Prudential Securities Incorporated ("PSI"), which acts as the distributor of the Class A and Class Z shares of the Fund. The Fund reimburses PSI for distributing and servicing the Fund's Class A shares pursuant to the plan of distribution at an annual rate of .125 of 1% of the average daily net assets of the Class A shares. The Class A distribution fee is accrued daily and payable monthly. No distribution or service fees are paid to PSI as distributor of the Class Z shares of the Fund.

PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.

--------------------------------------------------------------------------------
NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ("PMFS"), a wholly-owned subsidiary of
PMF, serves as the Fund's transfer agent. During the year ended December 31, 1996, the Fund incurred fees of approximately $15,392,300 for the services of PMFS. As of December 31, 1996, approximately $1,284,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS                  PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================

--------------------------------------------------------------------------------
NOTE 4. CAPITAL

The Fund currently offers Class A and Class Z shares. Effective March 1, 1996, the Fund commenced offering Class Z shares. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

The Fund has authorized 15 billion shares of common stock, $.001 par value per share, divided into 13 billion authorized Class A shares and 2 billion authorized Class Z shares.

Transactions in shares of common stock (at $1 per share) were as follows:

                                                   SHARES
                                                     AND
                                                   DOLLAR
CLASS A                                            AMOUNT
-------                                        ---------------
Year ended December 31, 1996:
Shares sold.................................    31,034,483,075
Shares issued in reinvestment of dividends
  and distributions.........................       340,215,223
Shares reacquired...........................   (31,281,133,374)
                                               ---------------
Net increase in shares outstanding..........        93,564,924
                                               ===============

Year ended December 31, 1995:
Shares sold.................................    29,233,009,828
Shares issued in reinvestment of dividends
  and distributions.........................       354,506,489
Shares reacquired...........................   (28,910,738,397)
                                               ---------------
Net increase in shares outstanding..........       676,777,920
                                               ===============

Class Z
-------
March 1, 1996* through December 31, 1996:
Shares sold.................................       301,984,043
Shares issued due to merger (Note 5)........        61,784,597
Shares issued in reinvestment of dividends
  and distributions.........................         4,736,896
Shares reacquired...........................      (219,293,709)
                                               ---------------
Net increase in shares outstanding..........       149,211,827
                                               ===============

---------------
* Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------
NOTE 5. ACQUISITION OF THE PRUDENTIAL INSTITUTIONAL FUND--MONEY MARKET FUND

On September 20, 1996, the Fund acquired all of the net assets of The Prudential Institutional Fund--Money Market Fund ("Money Market Fund") in exchange for Class Z shares of the Fund pursuant to a plan of reorganization approved by Money Market Fund shareholders on September 6, 1996. The acquisition was accomplished by a taxable exchange of 61,784,597 Class Z shares of the Fund (valued at $61,784,597) for 61,784,597 shares of Money Market Fund outstanding on September 20, 1996. This transaction did not create any adverse tax consequences to the investors. The aggregate net assets of the Fund and Money Market Fund immediately before the acquisition were $7,271,008,382 and $61,784,597, respectively, thereby resulting in combined net assets of $7,332,787,979 immediately after the reorganization.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                           PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================

                                                                                     CLASS A
                                                             ----------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------------------------
                                                                1996           1995           1994           1993           1992
                                                             ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
Net investment income and net realized gains..............         .048           .054           .037           .027           .035
Dividends and distributions to shareholders...............        (.048)         (.054)         (.037)         (.027)         (.035)
                                                             ----------     ----------     ----------     ----------     ----------
Net asset value, end of period............................   $    1.000     $    1.000     $    1.000     $    1.000     $    1.000
                                                             ==========     ==========     ==========     ==========     ==========
TOTAL RETURN(a)...........................................         4.97%          5.51%          3.72%          2.70%          3.59%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........................   $7,315,223     $7,221,658     $6,544,880     $7,318,633     $6,703,281
Average net assets (000)..................................   $7,326,023     $6,914,520     $7,071,381     $7,742,989     $7,116,739
Ratios to average net assets:
   Expenses, including distribution fee...................          .71%           .69%           .71%           .71%           .66%
   Expenses, excluding distribution fee...................          .59%           .56%           .58%           .58%           .54%
   Net investment income..................................         4.83%          5.38%          3.65%          2.63%          3.43%

                                                                 Class Z
                                                                 -------
                                                                 March 1,
                                                                 Through
                                                               December 31,
                                                                   1996
                                                               ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.........................    $  1.000
Net investment income and net realized gains.................        .040
Dividends and distributions to shareholders..................       (.040)
                                                               ------------
Net asset value, end of period...............................    $  1.000
                                                               ============
TOTAL RETURN(a)..............................................        4.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)..............................    $149,212
Average net assets (000).....................................    $121,135
Ratios to average net assets:
   Expenses, including distribution fee......................         .59%(c)
   Expenses, excluding distribution fee......................         .59%(c)
   Net investment income.....................................        4.86%(c)

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for less than a full year are not annualized.
(b) Commencement of offering of Class Z shares.
(c) Annualized.

--------------------------------------------------------------------------------
See Notes to Financial Statements.

INDEPENDENT AUDITORS' REPORT                   PRUDENTIAL MONEYMART ASSETS, INC.
================================================================================

The Shareholders and Board of Directors
Prudential MoneyMart Assets, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Prudential MoneyMart Assets, Inc., as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Prudential MoneyMart Assets, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
February 4, 1997

--------------------------------------------------------------------------------

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

BOND RATINGS

      Moody's Investors Service--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category.

      Standard & Poor's Ratings Group--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Duff and Phelps Credit Rating Co.--The following summarizes the ratings used by Duff & Phelps for long-term debt:

            "AAA": Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

            "AA+", "AA" or "AA-": High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

            "A+", "A" or "A-": Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

COMMERCIAL PAPER RATINGS

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers rated "Prime-1" (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation A-1 indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated A-1 which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have adequate capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The following summarizes the ratings used by Duff & Phelps for short-term debt, which apply to all obligations with maturities of under one year, including commercial paper.

      D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

      D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

      D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

      D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

      D-3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                                   APPENDIX B

                     INFORMATION RELATING TO THE PRUDENTIAL


      Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed Manager" in the Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1995 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PlC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

      INFORMATION ABOUT PRUDENTIAL

      The Manager and PlC are subsidiaries of Prudential, which is one of the largest diversfied financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31,1995. Its primary business is to offer a full range of products and services in three areas: insurance, investments and home ownership for individuals and families; health-care management and other benefit programs for employees of companies and members of groups; and asset management for institutional clients and their associates. Prudential (together with its subsidiaries) employs more than 92,000 persons worldwide, and maintains a sales force of approximately 13,000 agents and 5,600 financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the Rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

      INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to more than 50 million people worldwide one of every five people in the United States. Long one of the largest issuers of individual life insurance, the Prudential has 19 million life insurance policies in force today with a face value of $1 trillion. Prudential has the largest capital base ($11.4 billion) of any life insurance company in the United States. The Prudential provides auto insurance for more than 1.7 million cars and insures more than 1.4 million homes.

      MONEY MANAGEMENT. The Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. In July 1996, Institutional Investor ranked Prudential the fifth largest institutional money manager of the 300 largest money management organizations in the United States as of December 31,1995. As of December 31,1995, Prudential had more than $314 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $190 billion in assets of institutions and individuals.

      REAL ESTATE. The Prudential Real Estate Affiliates, the fourth largest real estate brokerage network in the United States, has more than 34,000 brokers and agents and more than 1,100 offices in the United States.(2)

      HEALTHCARE. Over two decades ago, the Prudential introduced the first federally-funded, for-profit HMO in the country. Today, almost 5 million Americans receive healthcare from a Prudential managed care membership.

      FINANCIAL SERVICES. The Prudential Bank, a wholly-owned subsidiary of the Prudential, has nearly $3 billion in assets and serves nearly 1.5 million customers across 50 states.

      INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

      Prudential Mutual Fund Management is one of the seventeen largest mutual fund companies in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

      The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

----------
(1) Prudential Investments, a business group of PIC, serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas Applegate Capital Management as the subadviser to Nicholas Applegate Fund, Inc., Jennison Associates Capital Corp. as the subadviser to Prudential Jennison Series Fund, Inc. and Prudential Active Balanced Fund, a portfolio of Prudential Dryden Fund and Mercator Asset Management L.P. as the subadviser to International Stock Series a portfolio of Prudential World Fund, Inc. and BlackRock Financial Management Inc. as subadviser to The BlackRock Government Income Trust. There are multiple subadvisers for The Target Portfolio Trust.

(2)   As of December 31, 1994.

      From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as The Wall Street Journal, The New York Times, Barron's and USA Today.

      EQUITY FUNDS. Forbes magazine listed Prudential Equity Fund among twenty mutual funds on its Honor Roll in its mutual fund issue of August 28,1995. Honorees are chosen annually among mutual funds (excluding sector funds) which are open to new investors and have had the same management for at least five years. Forbes considers, among other criteria, the total return of a mutual fund in both bull and bear markets as well as a fund's risk profile. Prudential Equity Fund is managed with a "value" investment style by PlC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates Capital Corp., a premier institutional equity manager and a subsidiary of Prudential.

      HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor the 167 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher rated bonds. Prudential high yield portfolio managers and analysts meet face to face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

      Prudential's portfolio managers are supported by a large and sophisticated research organization. Fourteen investment grade bond analysts monitor the financial viability of approximately 1,750 different bond issuers in the investment grade corporate and municipal bond markets from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

      Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers from Pulp and Paper Forecaster to Women's Wear Daily to keep them informed of the industries they follow.

      Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

      Prudential Mutual Funds trade approximately $31 billion in U.S. and foreign government securities a year. PlC seeks information from government policy makers. In 1995, Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

      Prudential Mutual Funds' portfolio managers and analysts met with over 1,200 companies in 1995, often with the Chief Executive Officer (CEO) or Chief Financial Officer (CFO). They also attended over 250 industry conferences.

      Prudential Mutual Funds' global equity managers conducted many of their visits overseas, often holding private meetings with a company in a foreign language (our global equity managers speak 7 different languages, including Mandarin Chinese).

      TRADING DATA.(4) On an average day, Prudential Mutual Funds' U.S. and foreign equity trading desks traded $77 million in securities representing over
3.8 million shares with nearly 200 different firms. Prudential Mutual Funds' bond trading desks traded $157 million in government and corporate bonds on an average day. That represents more in daily trading than most bond funds tracked by Lipper even have in assets.(5) Prudential Mutual Funds' money market desk traded $3.2 billion in money market securities on an average day, or over $800 billion a year. They made a trade every 3 minutes of every trading day. In 1994, the Prudential Mutual Funds effected more than 40,000 trades in money market securities and held on average $20 billion of money market securities.(6)

----------
(3) As of December 31,1995. The number of bonds and the size of the Fund are subject to change.
(4) Trading data represents average daily transactions for portfolios of the Prudential Mutual Funds for which PlC serves as the subadviser, portfolios of the Prudential Series Fund and institutional and non U.S. accounts managed by Prudential Mutual Fund Investment Management, a division of PIC, for the year ended December 31, 1995.
(5) Based on 669 funds in Lipper Analytical Services categories of Short U.S. Treasury, Short U.S. Government, Intermediate U.S. Treasury, Intermediate U.S. Government, Short Investment Grade Debt, Intermediate Investment
    Grade Debt, General U.S. Treasury, General U.S. Government and Mortgage funds.
(6) As of December 31, 1994.

      Based on complex wide data, on an average day, over 7,250 shareholders telephoned Prudential Mutual Fund Services LLC, the Transfer Agent of the Prudential Mutual Funds, on the Prudential Mutual Funds' toll-free number. On an annual basis, that represents approximately 1.8 million telephone calls answered.

      INFORMATION ABOUT PRUDENTIAL SECURITIES

      Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 5,600 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and annuities. As of December 31, 1995, assets held by Prudential Securities for its clients approximated $168 billion. During 1994, over 28,000 new customer accounts were opened each month at PSI.(7)

      Prudential Securities has a two year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment areas. Prudential Securities is the only Wall Street firm to have its own in-house Certified Financial Planner (CFP) program. In the December 1995 issue of Registered Rep, an industry publication, Prudential Securities' Financial Advisor training programs received a grade of A- (compared to an industry average of B+).

      In 1995, Prudential Securities' equity research team ranked 8th in Institutional Investor magazine's 1995 "All Amerlca Research Team" survey. Five Prudential Securities' analysts were ranked as first team finishers.(8)

      In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprletary tools for use by financial advisors, Including the Financial Architect, a state-of-the-art asset allocation software program which helps Financial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

      For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

----------
(7) As of December 31, 1994.

(8) On an annual basis, Institutional Investor magazine surveys more than 700 institutional money managers, chief investment officers and research directors, asking them to evaluate analysts In 76 industry sectors. Scores are produced by taking the number of votes awarded to an individual analyst and weighing them based on the size of the voting institution. In total, the magazine sends its survey to approximately 2,000 institutions and a group of European and Asian institutions.